                                                                    EXHIBIT 99.1



                             LETTER OF TRANSMITTAL
                           OFFER FOR ALL OUTSTANDING
                 3.75% CONVERTIBLE SUBORDINATED NOTES DUE 2007
                              IN EXCHANGE FOR THE
       6.52% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE DECEMBER 31, 2009
                         WHICH WILL BE REGISTERED UNDER
                    THE SECURITIES ACT OF 1933, AS AMENDED,
                                PRIOR TO CLOSING


                                       OF

                                 ALKERMES, INC.


--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON DECEMBER 24, 2002 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY
  BE WITHDRAWN PRIOR TO 5:00 P.M. NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------


                                  Delivery To:

                      STATE STREET BANK AND TRUST COMPANY

                                 EXCHANGE AGENT

               For 3.75% Convertible Subordinated Notes due 2007


              By Registered U.S. Mail, Hand or Overnight Courier:
                      State Street Bank and Trust Company
                           Corporate Trust, 5th Floor
                             2 Avenue de Lafayette
                                Boston, MA 02111

                           Attention: Mr. Ralph Jones

                           By Facsimile Transmission:
                                 (617) 662-1452

                             Confirm by Telephone:
                                 (617) 662-1548

            For Information with respect to the Exchange Offer call:
                   Georgeson Shareholder Communications, Inc.
                                 (866) 318-0506

      For Indications of Interest in purchasing additional New Notes call:
                                 (877) 420-2321
                  Attention: Jeffrey Winaker or Brian Sullivan

      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


      The undersigned acknowledges that he or she has received and reviewed the Preliminary Prospectus, dated November 26, 2002 (the "Prospectus"), of Alkermes, Inc., a Pennsylvania corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer to exchange up to $115,000,000 aggregate principal amount of the Company's 6.52% Convertible Senior Subordinated Notes due December 31, 2009 (the "New Notes"), for an aggregate principal amount of up to $200,000,000 of the Company's issued and outstanding 3.75% Convertible Subordinated Notes due 2007 (the "Existing Notes") from the registered holders thereof (the "Holders") (the "Exchange Offer").


      For each Existing Note in principal amount of $1,000 accepted for exchange, the Holder of such Note will receive a New Note having a principal amount of $575. The Company will settle any fractional Existing Notes in cash. The New Notes will bear interest from the date of issuance. Accordingly, holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the date of issuance.

      Holders who tender Existing Notes may offer to purchase up to $50.0 million aggregate principal amount of additional New Notes for cash pursuant to the Cash Offer. See the "Cash Offer of Additional New Notes" section of the Prospectus.

      HOLDERS WHO ARE INTERESTED IN PURCHASING ADDITIONAL NEW NOTES IN THE CASH OFFER SHOULD GIVE THEIR INDICATIONS OF INTEREST DIRECTLY TO U.S. BANCORP PIPER JAFFRAY AT (877) 420-2321, ATTENTION: JEFFREY WINAKER OR BRIAN SULLIVAN.


      This Letter is to be completed by a Holder and tender of Existing Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer - Procedures for Tendering Existing Notes" section of the Prospectus. Holders who are unable to deliver confirmation of the book-entry tender of their Existing Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Existing Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -Guaranteed Delivery Procedures" section of the Prospectus. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.


      The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion. The Company shall notify the holders of the Existing Notes of any extension as promptly as practicable by oral or written notice thereof.

      PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED.

      The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

      List in the sections provided below each issue of Existing Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing Notes should be listed and attached on a separate schedule.

------------------------------------------------------------------------------------------------------------------------------------
                     DESCRIPTION OF EXISTING NOTES                                1                    2                   3
------------------------------------------------------------------------------------------------------------------------------------
            NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                     NOTE               AGGREGATE           PRINCIPAL
                      (PLEASE FILL IN, IF BLANK)                             CERTIFICATE           PRINCIPAL            AMOUNT
                                                                              NUMBER(S)            AMOUNT OF           TENDERED*
                                                                                               EXISTING NOTE(S)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL
------------------------------------------------------------------------------------------------------------------------------------
*     Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Existing Notes represented by the Existing Notes indicated in column 2. See Instruction 2. Existing Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See instruction 1.
------------------------------------------------------------------------------------------------------------------------------------


[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:


Name of Tendering Institution
                             ---------------------------------------------------

Account Number                 Transaction Code Number
              ----------------                        --------------------------


[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:


Name(s) of Registered Holder(s)
                               -------------------------------------------------

Window Ticket Number (if any)
                             ---------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery
                                                  ------------------------------

Name of Institution which Guaranteed Delivery
                                             -----------------------------------

For Book-Entry Transfer, Complete the Following:
                                                --------------------------------

Account Number                 Transaction Code Number
              ----------------                        --------------------------

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

      Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such Existing Notes as are being tendered hereby.

      The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Existing Notes, with full power of substitution, among other things, to cause the Existing Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes and to acquire New Notes issuable upon the exchange of such tendered Existing Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.


      The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer - Withdrawal Rights" section of the Prospectus.


      The undersigned hereby represents and warrants that it is not prohibited from selling to or otherwise doing business with "U.S. Persons" and "persons subject to the jurisdiction of the United States" by any of the regulations of the U.S. Department of Treasury Office of Foreign Assets Control, pursuant to 31 C.F.R. Chapter V, or any legislation or executive orders relating thereto.

      THE UNDERSIGNED, BY COMPLETING ONE OR MORE OF THE SECTIONS ENTITLED "DESCRIPTION OF EXISTING NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN THE SECTIONS ABOVE.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please credit the account indicated above maintained at the Book-Entry Transfer Facility.

                          SPECIAL ISSUANCE INSTRUCTION
                           (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if Existing Notes not accepted for exchange or New Notes are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue New Notes and/or unexchanged Existing Notes to:

Name(s)_________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

________________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Address_________________________________________________________________________
                                                                   (ZIP CODE)

________________________________________________________________________________
                         (COMPLETE SUBSTITUTE FORM W-9)

[ ] CREDIT NEW NOTES AND/OR UNEXCHANGED EXISTING NOTES DELIVERED BY BOOK-ENTRY TRANSFER TO THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT SET FORTH BELOW.

________________________________________________________________________________
          (BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER, IF APPLICABLE)

      IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)

               (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)

x__________________________________________________     __________________, 2002

x__________________________________________________     __________________, 2002
               (SIGNATURES(S) OF OWNER)                       (DATE)

AREA CODE AND TELEPHONE NUMBER:_________________________________________________

If a Holder is tendering any Existing Notes, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):________________________________________________________________________

________________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Capacity:_______________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                              (INCLUDING ZIP CODE)


                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution:________________________________________________________

________________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

________________________________________________________________________________
                                     (TITLE)

________________________________________________________________________________
                                 (NAME AND FIRM)

Dated:____________________________________________________________________, 2002

                                  INSTRUCTIONS

            FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE
                  OFFER FOR THE OUTSTANDING 3.75% CONVERTIBLE
                          SUBORDINATED NOTES DUE 2007


                              IN EXCHANGE FOR THE
        6.52% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE DECEMBER 31, 2009


                         WHICH WILL BE REGISTERED UNDER
                    THE SECURITIES ACT OF 1933, AS AMENDED,
                                PRIOR TO CLOSING

                                       OF

                                 ALKERMES, INC.


1. Delivery of this Letter; Guaranteed Delivery Procedures. This Letter, or an electronic confirmation pursuant to the Depository Trust Company's ATOP system, is to be completed by Holders of Existing Notes for tenders that are made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer - Procedures for Tendering Existing Notes" section of the Prospectus. Book-Entry Confirmation as well as a properly completed and duly executed Letter (or manually signed facsimile hereof), or an electronic confirmation pursuant to the Depository Trust Company's ATOP system, and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Existing Notes tendered hereby must be in denominations of principal amount of $1,000 or any integral multiple thereof.



      Holders who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Existing Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange
Offer - Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution,
(ii) prior to 5:00 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof), or an electronic confirmation pursuant to the Depository Trust Company's ATOP system, and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder and the amount of Existing Notes tendered, stating that the tender is being made thereby and guaranteeing that within three NASDAQ trading days after the Expiration Date a Book-Entry Confirmation and any other documents requested by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a Book-Entry Confirmation and all other documents required by this Letter, must be received by the Exchange Agent within three trading days after the Expiration Date.


      The delivery of the Existing Notes and all other required documents will be deemed made only when confirmed by the Exchange Agent.

      See "The Exchange Offer" section of the Prospectus.

2. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter is signed by the registered holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as it appears on a security position listing as the holder of such Existing Notes in the Book-Entry Transfer Facility System without any change whatsoever.

      If any tendered Existing Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

      If any tendered Existing Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations.

      When this Letter is signed by the registered holder(s) of the Existing Notes specified herein and tendered hereby, no separate bond powers are required. If, however, the New Notes are to be issued to a person other than the registered holder, then separate bond powers are required.

      If this Letter or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

      Signatures on bond powers required by this Instruction 2 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution").

      Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Existing Notes are tendered: (i) by a registered Holder of Existing Notes (including any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the Holder of such Existing Notes) who has not completed the box entitled "Special Issuance Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

3. Special Issuance Instructions. Holders tendering Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Existing Notes not exchanged will be credited to the proper account maintained at The Depository Trust Company. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.

4. Taxpayer Identification Number. Federal income tax law generally requires that a tendering Holder whose Debentures are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 31% of the amount of any reportable payments made after the exchange to such tendering Holder of Exchange Notes. If such withholding results in an overpayment of taxes, a refund may obtained.

      Exempt Holders of Existing Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

      To prevent backup withholding, each tendering Holder of Existing Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct, (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Existing Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Existing Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If the box in Part 2 of the Substitute Form W-9 is checked, the Exchange Agent will retain 31% of reportable payments made to a Holder during the sixty (60) day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent will remit such amounts retained during such sixty (60) day period to such Holder and no further amounts will be retained or withheld from payments made to the Holder thereafter. If, however, such Holder does not provide its TIN to the Exchange Agent within such sixty
(60) day period, the Exchange Agent will remit such previously withheld amounts to the Internal Revenue Service as backup withholding and will withhold 31% of all reportable payments to the Holder thereafter until such Holder furnishes its TIN to the Exchange Agent.

5. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Existing Notes not exchanged are to be registered or issued in the name of, any person other than the registered Holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

6. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

      Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Notes nor shall any of them incur any liability for failure to give any such notice.


8. Withdrawal Rights. Tenders of Existing Notes may be withdrawn (i) at any time prior to 5:00 P.M., New York City time, on the Expiration Date or (ii) at any time after January 24, 2003 if the Company has not accepted the tendered Existing Notes for exchange by that date.

      For a withdrawal of a tender of Existing Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 P.M., New York City time, on the Expiration Date or at any time after January 24, 2003 if the Company has not accepted the tendered Existing Notes for exchange by that date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Existing Notes to be withdrawn (the "Depositor"), (ii) specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Existing Notes and otherwise comply with the procedures of such facility, (iii) contain a statement that such Holder is withdrawing his election to have such Existing Notes exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which such Existing Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Existing Notes register the transfer of such Existing Notes in the name of the person withdrawing the tender and (v) specify the name in which such Existing Notes are registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Existing Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Existing Notes so withdrawn are validly retendered. Any Existing Notes that have been tendered for exchange but which are not exchanged for any reason will be credited into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer"Procedures for tendering existing notes" section of the Prospectus. Such Existing Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Existing Notes as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Existing Notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time, on the Expiration Date.

9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering and requests for Notices of Guaranteed Delivery may be directed to the Exchange Agent, at the address and telephone number indicated above. Requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the information agent, Georgeson Shareholder Communications, Inc. (the "Information Agent"), at the following address and telephone numbers:


                   Georgeson Shareholder Communications, Inc.
                          17 State Street, 10th Floor
                            New York, New York 10004

                 Banks and Brokers Call Collect: (212) 440-9800
                         Call Toll Free: (866) 318-0506

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

                              (SEE INSTRUCTION 4)

                       PAYOR'S NAME:_____________________


SUBSTITUTE



Form W-9
Department of the Treasury
Internal Revenue Service

Payor's Request for
Taxpayer Identification Number
("TIN") and Certification



PART 1 PLEASE PROVIDE YOUR TIN IN THE      TIN:______________________________
       BOX AT RIGHT AND CERTIFY BY               Social Security Number or
       SIGNING AND DATING BELOW.               Employer Identification Number



PART 2 TIN Applied For [__]


CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:


(1) the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me).
(2)   I am not subject to backup withholding either because:
      (a)   I am exempt from backup withholding, or
      (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
      (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3)   I am a U.S. person (including a U.S. resident alien).

SIGNATURE______________________________________________    DATE_________________

      You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.


       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center of Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

SIGNATURE______________________________________________    DATE_________________